UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 West 78th Street, Suite 520, Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (952) 835-1874

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 29, 2016, Apogee Enterprises, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Filing”) reporting the shareholder vote results on the proposals submitted to a shareholder vote at the Company’s annual meeting of shareholders held on June 23, 2016 (the “2016 Annual Meeting”). The Original Filing also reported that the Company’s shareholders had approved the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan (the “2016 Executive MIP”) at the 2016 Annual Meeting. However, Section 10(a) Term of Plan in the full text of the 2016 Executive MIP attached to the Company’s proxy statement for the 2016 Annual Meeting (the “2016 Proxy Statement”) as Appendix A and as Exhibit 10.1 to the Original Filing contained a defect or error that was inconsistent with the summary of the 2016 Executive MIP included in the 2016 Proxy Statement and the full text of the 2016 Executive MIP approved by the Company’s Board of Directors on April 22, 2016. On August 5, 2016, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), which administers the 2016 Executive MIP, amended Section 10(a) Term of Plan of the 2016 Executive MIP to correct the error in such provision.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment of the 2016 Executive MIP

On June 23, 2016, at the Company’s 2016 Annual Meeting, the Company’s shareholders approved the 2016 Executive MIP. Proposal 3 Approval of the 2016 Executive MIP in the 2016 Proxy Statement included a summary of the terms of the 2016 Executive MIP. The summary included in the 2016 Proxy Statement provided that the 2016 Executive MIP would be deemed effective as of June 23, 2016 and that awards could be granted pursuant to the 2016 Executive MIP through June 24, 2021, essentially for five years. However, Section 10(a) Term of Plan in the full text of the 2016 Executive MIP that was attached as Appendix A to the 2016 Proxy Statement and as Exhibit 10.1 to the Original Filing provided that no awards could be granted pursuant to the 2016 Executive MIP after February 25, 2017. On April 22, 2016, the Company’s Board of Directors had approved the 2016 Executive MIP with a Section 10(a) Term of Plan that provided that no awards could be granted under such plan after June 24, 2021. The Compensation Committee has the power and authority to amend the 2016 Executive MIP pursuant to Section 10(b) Amendments to and Termination of Plan of such plan and to correct defects, supply any omission or reconcile any inconsistency in such plan to the extent it deems desirable to carry the 2016 Executive MIP into effect, subject to certain exceptions, pursuant to Section 10(c) Correction of Defects, Omissions and Inconsistencies of such plan.

At a meeting held on August 5, 2016, the Compensation Committee approved the First Amendment to the 2016 Executive MIP (the “First Amendment”) to amend the provisions of Section 10(a) Term of Plan to provide that the effective date of the 2016 Executive MIP was deemed to be June 23, 2016 and that no annual awards could be granted pursuant to the 2016 Executive MIP after June 24, 2021.

This summary of the First Amendment is not complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel

Date: August 10, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan.*

*	Filed herewith

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